PROSPECTUS

                                                              FEBRUARY 1, 2003


MONEY MARKET FUND




TABLE OF CONTENTS
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                                                                           Page
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Money Market Fund
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Investment Strategies and Risks
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The Fund's Management
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Investing in the Fund
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Distributions and Taxes
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Financial Highlights
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  The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete.
           Anyone who tells you otherwise is committing a crime.

MONEY MARKET FUND

THE FUND'S INVESTMENT GOAL
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The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

ITS PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in high-quality money market instruments.

The Fund's investments may include:

     o Domestic bank obligations including certificates of deposit, bankers' acceptances and time deposits
     o U.S. Government obligations issued directly by the U.S. Treasury or by agencies of the U.S. Government
     o Short-term corporate debt securities
     o Taxable and tax-exempt municipal securities
     o Variable and floating rate securities
     o Repurchase agreements

Like all money market funds, the Fund is subject to maturity, quality and diversification requirements designed to help it maintain a constant share price of $1.00 per share.

THE KEY RISKS
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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

The Fund's yield may decrease:

     o If interest rates decrease.
     o If issuers are unable to make timely payments of interest or principal.

As with any money market fund, there is no guarantee that the Fund will achieve its goal or will maintain a constant share price of $1.00 per share.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

THE FUND'S PERFORMANCE
-------------------------------------------------------------------------------

The bar chart and table below give some indication of the risks of investing in Class A shares of the Fund. The bar chart shows the Fund's Class A performance from year to year. The table shows the Fund's average annual total returns.

The Fund's past performance does not necessarily indicate how it will perform in the future.

MONEY MARKET FUND - CLASS A TOTAL RETURNS
[bar chart]

5.06%   5.13%   5.01%   4.84%   6.05%   3.95%   1.80%
1996    1997    1998    1999    2000    2001    2002

Best Quarter: 4th Quarter 2000  +1.55%
Worst Quarter:4th Quarter 2002  + 0.39%

To obtain current yield information, call 1.800.543.0407.

The table below indicates the risks of investing in Class A shares of the Fund. It shows the average annual returns of Class A shares for the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002

                                      1 Year      5 Years    Since Fund Started*
                                      ------      -------    ------------------
MONEY MARKET FUND - CLASS A SHARES    1.80%       4.32%      4.60%

* The Fund began operations on September 29, 1995.

THE FUND'S FEES AND EXPENSES
--------------------------------------------------------------------------------

This section describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). You may be charged up to $15 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES1 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.48%
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Distribution (12b-1) Fees                                           0.35%
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Other Expenses                                                      0.50%
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Total Annual Fund Operating Expenses                                1.33%
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Fee Waiver and/or Expense Reimbursement                             0.68%
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Net Expenses2                                                       0.65%
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1    Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended September 30, 2002, except they have been restated to reflect a 0.055% increase in expenses due to the current fee arrangement with the Fund's administrator.
2 Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.85%. Touchstone Advisors has agreed to maintain these expense limitations through at least September 30, 2003.

The following example should help you compare the cost of investing in Class A shares of the Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year    3 Years    5 Years     10 Years
 $ 66      $  354     $   664     $  1,542

The example for the 3, 5 and 10 year periods is calculated using the Total Annual Fund Operating Expenses before the limits agreed to under the written contract with Touchstone Advisors.

INVESTMENT STRATEGIES AND RISKS

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?
-------------------------------------------------------------------------------

The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
-------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS include:

o        Bank obligations
o        Short-term government securities
o        Short-term corporate debt securities
o        Short-term municipal securities
o        Variable and floating rate securities

BANK OBLIGATIONS include:

o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal
o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange
o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

U.S. GOVERNMENT SECURITIES include:

o Obligations issued directly by the U.S. Treasury such as Treasury bills, notes and bonds
o        Obligations issued by agencies or instrumentalities of the U.S.
         Government, such as the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration and the Tennessee Valley Authority
o        U.S. Treasuries issued without interest coupons (STRIPS)
o Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury.

CORPORATE DEBT SECURITIES are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper and commercial notes.

MUNICIPAL SECURITIES are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

ASSET-BACKED SECURITIES represent groups of other assets, for example, credit card receivables that are combined or pooled for sale to investors.

REPURCHASE AGREEMENTS are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than 7 days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

RISKS OF INVESTING IN THE FUND
-------------------------------------------------------------------------------

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR
-------------------------------------------------------------------------------

TOUCHSTONE ADVISORS, INC. (THE "ADVISOR" OR "TOUCHSTONE ADVISORS") 221 East Fourth Street, Cincinnati, Ohio 45202.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor, subject to review by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Fund's sub-advisor, including:

        o Level of knowledge and skill
        o Performance as compared to its peers or benchmark
        o Consistency of performance over 5 years or more
        o Level of compliance with investment rules and strategies
        o Employees, facilities and financial strength
        o Quality of service

Touchstone Advisors will also continually monitor the performance of the Fund's sub-advisor through various analyses and through in-person, telephone and written consultations with the sub-advisor. Touchstone Advisors discusses its expectations for performance with the Fund's sub-advisor. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not the sub-advisor's contract should be renewed, modified or terminated.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended, since 1994. As of December 31, 2002, Touchstone Advisors had approximately $1.8 billion in assets under management.

The Trust and Touchstone Advisors have applied for, and the SEC has granted, an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its sub-advisor.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except for those that are subcontracted to the sub-advisor, custodian, transfer and accounting agent and administrator. The Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays the Fund's sub-advisor a fee for its services. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.48% of average daily net assets.

FUND SUB-ADVISOR
--------------------------------------------------------------------------------
FORT WASHINGTON INVESTMENT ADVISORS,INC.(THE "SUB-ADVISOR" OR "FORT WASHINGTON") 420 East Fourth Street, Cincinnati, OH 45202

Fort Washington has been registered as an investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. As of December 31, 2002, Fort Washington had approximately $20 billion in assets under management. Fort Washington has been managing the Fund since 2000.

Fort Washington makes the day-to-day decisions regarding buying and selling specific securities for the Fund. Fort Washington manages the investments held by the Fund according to the Fund's investment goals and strategies.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's sub-advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

INVESTING IN THE FUND

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A shares. This plan allows the Fund to pay an annual fee of up to 0.35% of average daily net assets for the sale and distribution of shares. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------

You can contact your financial advisor to purchase shares of the Fund. You may also purchase shares of the Fund directly from Integrated Fund Services, Inc. (the "Transfer Agent"). In any event, you must complete the investment application included in this Prospectus. You may also obtain an investment application from the Transfer Agent or your financial advisor.

For more information about how to purchase shares, telephone the Transfer Agent (Nationwide call toll-free 1.800.543.0407).

! INVESTOR ALERT: The Fund reserves the right to reject any purchase request, including exchanges that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares.

                                                      Initial         Additional
                                                      Investment      Investment
                                                      ----------      ----------
REGULAR ACCOUNT                                       $ 1,000            $50

RETIREMENT PLAN ACCOUNT OR CUSTODIAL
ACCOUNT UNDER A UNIFORM GIFTS/TRANSFERS TO
MINORS ACT ("UGTMA")                                 $     250           $50

INVESTMENTS THROUGH THE AUTOMATIC INVESTMENT PLAN    $      50           $50

! INVESTOR ALERT: The Fund may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT
-------------------------------------------------------------------------------
We are required by law to obtain certain personal information from you, which will be used by us to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

For information about how to purchase shares, telephone the Transfer Agent (Nationwide call toll-free 1.800.543.0407).

You can invest in the Fund in the following ways:

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Fund.

o Send your check with the completed investment application to P.O. Box 5354, Cincinnati, Ohio 45201-5354.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o    You may also open an account through your financial advisor.

o We price direct purchases in the Fund based upon the next determined NAV after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m., Eastern time, are processed at that day's NAV. Direct investments received by the Transfer Agent after the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are processed at the NAV next determined on the following business day. Purchase orders received by financial advisors before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, and transmitted to Touchstone by 5:00 p.m. Eastern time, are processed at that day's NAV. Purchase orders received from financial advisors after 5:00 p.m. Eastern time, are processed at the NAV next determined on the following business day.

o You may receive a dividend in the Fund on the day you wire an investment if you notify the Transfer Agent of your wire by 12:30 p.m., Eastern time, on that day. Your purchase will be priced based on the Fund's NAV next computed after such order is received in proper form.

BY EXCHANGE

o You may exchange shares of the Fund for shares of the same class of another Touchstone Fund at NAV. You may also exchange shares of the Fund for shares on any Touchstone money market fund.

o    You do not have to pay any exchange fee for your exchange.

o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

o You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans, such as defined benefit and defined contribution plans.

INDIVIDUAL RETIREMENT PLANS

o        Traditional Individual Retirement Accounts (IRAs)
o        Savings Incentive Match Plan for Employees (SIMPLE IRAs)
o        Spousal IRAs
o        Roth Individual Retirement Accounts (Roth IRAs)
o        Coverdell Education Savings Accounts (Education IRAs)
o        Simplified Employee Pension Plans (SEP IRAs)
o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to Touchstone

EMPLOYER SPONSORED RETIREMENT PLANS

o        Defined benefit plans
o Defined contribution plans (including 401k plans, profit sharing plans and money purchase plans)
o        457 plans

   ooo SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact the Transfer Agent (Nationwide call toll-free 1.800.543.0407) or your financial advisor.

ADDING TO YOUR ACCOUNT
-------------------------------------------------------------------------------

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o    Make your check payable to the Fund.

o    Write your account number on the check.

o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to the Transfer Agent.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact your bank and ask it to wire federal funds to the Transfer Agent. Specify your name and account number.

o Purchases in the Fund will be processed at that day's NAV if the Transfer Agent receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on a day when the NYSE is open for regular trading.

o You may receive a dividend in the Fund on the day you wire an investment if you notify the Transfer Agent of your wire by 12:30 p.m., Eastern time, on that day.

o    Banks may charge a fee for handling wire transfers.

o You should contact the Transfer Agent or your financial advisor for further instructions.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

AUTOMATIC INVESTMENT OPTIONS
-------------------------------------------------------------------------------

The various ways that you can invest in the Fund are outlined below. The Fund does not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in the Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. For further details about this service, call the Transfer Agent at 1.800.543.0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends and capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund. This occurs on a monthly basis and the minimum investment is $50.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund has authorized certain processing organizations to receive purchase and sale orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

        o Charge a fee for its services
        o Act as the shareholder of record of the shares
        o Set different minimum initial and additional investment requirements
        o Impose other charges and restrictions
        o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

The Fund considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Fund. Certain processing organizations may receive compensation from the Fund, the Advisor or their affiliates.

SELLING YOUR SHARES
-------------------------------------------------------------------------------

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by the Transfer Agent in proper form before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option in writing. You may only sell shares over the telephone if the amount is less than $25,000.

o To sell your Fund shares by telephone, call the Transfer Agent at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o The proceeds of sales of shares in the Fund may be wired to you on the same day of your telephone request, if your request is properly made before 12:30 p.m., Eastern time.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to the Transfer Agent (or send by overnight delivery) a written request for the sale of your shares.

o In order to protect your investment assets, the Transfer Agent will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Transfer Agent will not be liable, in those cases. The Transfer Agent has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

        o    Requiring personal identification

        o Making checks payable only to the owner(s) of the account shown on the Fund's records

        o Mailing checks only to the account address shown on the Fund's records

        o Directing wires only to the bank account shown on the Fund's records

        o Providing written confirmation for transactions requested by telephone

        o    Tape recording instructions received by telephone

BY MAIL

o    Write to the Fund.

o    Indicate the number of shares or dollar amount to be sold.

o    Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

BY WIRE

o    Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that the Transfer Agent wire them to your bank account.

o    You may be charged a fee.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact the Transfer Agent for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o    Withdrawals can be made monthly, quarterly, semiannually or annually.

o    There is no special fee for this service.

o    There is no minimum amount required for retirement plans.

THROUGH YOUR FINANCIAL ADVISOR

o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor is responsible for making sure that sale requests are transmitted to the Transfer Agent in proper form in a timely manner.

     ! INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on the Fund's records.

SIGNATURE GUARANTEES
--------------------------------------------------------------------------------

Some circumstances require that a request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

o    Proceeds from the sale of shares that exceed $100,000
o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
o    Proceeds are being sent to an address other than the address of record
o Proceeds or shares are being sent/transferred from a joint account to an individual's account
o Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request
o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------

The Fund will forward the proceeds of your sale to you (or to your financial advisor) within 3 business days (normally within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request).

PROCEEDS SENT TO FINANCIAL ADVISORS. Proceeds that are sent to your financial advisor will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or the Fund may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (UGTMA). The Fund will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

    o    When the NYSE is closed for other than customary weekends and holidays
    o    When trading on the NYSE is restricted
    o When an emergency situation causes the Fund's sub-advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets
    o    During any other time when the SEC, by order, permits

PRICING OF FUND SHARES
-------------------------------------------------------------------------------

The Fund's share price (also called NAV) is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The Fund calculates its NAV per share by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next NAV determined after the Transfer Agent receives your purchase or sale order in proper form.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities that meet its quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method should enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

DISTRIBUTIONS AND TAXES

   ooo SPECIAL TAX CONSIDERATION
You should consult with your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and any capital gains. The Fund's dividends will be distributed daily and paid monthly.

TAX INFORMATION
-------------------------------------------------------------------------------

DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash. The Fund expects that its distributions will primarily consist of investment income.

ORDINARY INCOME. Net investment income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2000 and thereafter was audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for prior periods was audited by other independent accountants.

MONEY MARKET FUND - CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------

                                              PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended September 30,
---------------------------------------------------------------------------------------------------------------------
                                               2002           2001           2000            1999           1998
---------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year........  $1.000          $1.000         $1.000         $1.000          $1.000
                                          --------------- -------------- -------------- --------------- -------------

Net investment income.......................   0.020           0.048          0.056          0.046           0.050
                                          --------------- -------------- -------------- --------------- --------------

Net realized gains on investments..........    0.000(A)        ---            ---            ---             ---
                                          --------------- -------------- -------------- --------------- --------------

Dividends from net investment income...        (0.020)         (0.048)        (0.056)        (0.046)         (0.050)
                                           --------------- -------------- -------------- --------------- --------------

Net asset value at end of year.............   $1.00           $1.00          $1.00          $1.00           $1.00
                                          =============== ============== ============== =============== ==============

Total return...............................    2.05%           4.91%           5.79%          4.74%           5.07%
                                          =============== ============== ============== =============== ==============

Net assets at end of year (000's)........... $114,132        $84,452        $42,935        $23,198         $18,492
                                          =============== ============== ============== =============== ==============

Ratio of net expenses to average net
     assets.................................    0.65%           0.65%          0.65%          0.65%(B)        0.79%

Ratio of net investment income to
     average net assets......................   1.96%           4.60%          5.75%          4.63%           4.95%
______________________________________________________________________________________________________________________

     (A) Amount rounds to less than $0.0005.
     (B) Absent voluntary fee waivers, the ratio of expenses to average net assets would have been 1.11% for the year ended September 30, 1999.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Fund's annual and semiannual reports provide additional information about the Fund's investments.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at: 221 East Fourth Street, Suite 300 o Cincinnati, Ohio 45202 o 1.800.543.0407

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538